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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 26, 2004


                         SBA COMMUNICATIONS CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



             FLORIDA                            000-30110                           65-0716501
 (STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER )        (I.R.S. EMPLOYER IDENTIFICATION
          INCORPORATION)                                                               NO.)

      5900 BROKEN SOUND PARKWAY NW              BOCA RATON, FLORIDA                        33487
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                (ZIP CODE)

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                                 (561) 995-7670
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 26, 2004, SBA Communications Corporation issued a press release announcing its financial results for the fourth quarter ended December
31, 2003. A copy of the press release is attached as Exhibit 99.1.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2004                      SBA COMMUNICATIONS CORPORATION




                                       /s/ JOHN F. FIEDOR
                                       -----------------------------------------
                                       John F. Fiedor
                                       Chief  Accounting Officer





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